Fees Summary	Oct. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 2,035.07
Total Transaction Valuation	14,736,235.70
Total Offset Amount	0.00
Net Fee	$ 2,035.07